SECURITIES  AND  EXCHANGE  COMMISSION

                              WASHINGTON,  DC  20549


                                    FORM  8-K/A

                                 CURRENT  REPORT
                     PURSUANT  TO  SECTION  13  OR  15(D)  OF  THE
                         SECURITIES  EXCHANGE  ACT  OF  1934

                                  NOVEMBER  17,  2003

                                 DATE  OF  REPORT
                        (DATE  OF  EARLIEST  EVENT  REPORTED)

                       NEW  BRUNSWICK  SCIENTIFIC  CO.,  INC.

               (EXACT  NAME  OF  REGISTRANT  AS  SPECIFIED  IN  CHARTER)

     NEW  JERSEY                    0-6994                         22-1630072

  (STATE  OR  OTHER  JURISDICTION  OF          (COMMISSION  FILE  NUMBER)
(IRS  EMPLOYER  IDENTIFICATION  NO.)
     INCORPORATION)


          44  TALMADGE  ROAD,  EDISON,  NJ                         08818-4005
       (ADDRESS  OF  PRINCIPAL  EXECUTIVE OFFICES)                    (ZIP CODE)


          REGISTRANT'S  TELEPHONE  NUMBER,  INCLUDING AREA CODE:  (732) 287-1200

          (FORMER  NAME  OR  FORMER  ADDRESS,  IF  CHANGED  SINCE  LAST  REPORT)






ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS.


     THE FOLLOWING INFORMATION IS FURNISHED PURSUANT TO ITEM 2 "ACQUISITION OR DISPOSITION OF ASSETS":

     ON NOVEMBER 17, 2003, NEW BRUNSWICK SCIENTIFIC CO., INC. ISSUED A PRESS RELEASE
REPORTING ITS ACQUISITION OF RS BIOTECH LTD. THE PRESS RELEASE IS ATTACHED HERETO AS EXHIBIT 99.1.


EXHIBIT          DESCRIPTION

99.1     PRESS  RELEASE  ISSUED  NOVEMBER  17,  2003


                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAD DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


     NEW  BRUNSWICK  SCIENTIFIC  CO.,  INC.

DATE:  NOVEMBER  17,  2003        BY:     /S/SAMUEL  EICHENBAUM

                                        SAMUEL  EICHENBAUM
                                        VICE  PRESIDENT,  FINANCE  AND
                                        CHIEF  FINANCIAL  OFFICER